                                                                      Exhibit 24

                                POWER OF ATTORNEY
                                -----------------

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints D. Lee Tobler, Terrence G. Linnert and Nicholas J. Calise, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which they may deem necessary or advisable to enable The B.F.Goodrich Company (the "Company") to comply with the Securities Act of 1933 (the "Act") and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of Debt Securities including Medium Term Notes in an aggregate principal amount not to exceed $500 million, and up to 2,761,585 shares of the Company's Common Stock held by the Master Trust for the Company's salary and wage defined benefit plans, including power and authority to sign his or her name in any and all capacities (including his or her capacity as a Director and/or Officer of the Company) to one or more registration statements on Form S-1, or such other available form as may be approved by officers of the Company, and to any and all amendments, including post-effective amendments, to such registration statements; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have subscribed these presents this 23rd day of March, 1998.


        /s/Jeanette Grasselli Brown                   /s/David L. Burner
-------------------------------------      -------------------------------------
       (Jeanette Grasselli Brown)                     (David L. Burner)
              Director                     Chairman of the Board, President and
                                           Chief Executive Officer, and Director
                                                (Principal Executive Officer)



              /s/Diane C. Creel                    /s/George A. Davidson, Jr.
-------------------------------------      -------------------------------------
             (Diane C. Creel)                      (George A. Davidson, Jr.)
                 Director                                   Director




                                                       /s/James J. Glasser
-------------------------------------      -------------------------------------
           (Richard K. Davidson)                       (James J. Glasser)

                   Director                                 Director


            /s/Jodie K. Glore                        /s/Douglas E. Olesen
-------------------------------------      -------------------------------------
            (Jodie K. Glore)                         (Douglas E. Olesen)
                  Director                                  Director


            /s/Richard de J. Osborne                 /s/Joseph A. Pichler
-------------------------------------      -------------------------------------
          (Richard de J. Osborne)                     (Joseph A. Pichler)
                  Director                                  Director


             /s/Alfred M. Rankin, Jr.
-------------------------------------      -------------------------------------
           (Alfred M. Rankin, Jr.)                      (Robert H. Rau)
                   Director                                 Director


            /s/Steven G. Rolls                           /s/Ian M. Ross
-------------------------------------      -------------------------------------
             (Steven G. Rolls)                           (Ian M. Ross)
     Vice President and Controller                          Director
     (Principal Accounting Officer)


            /s/D. Lee Tobler                            /s/James R. Wilson
-------------------------------------      -------------------------------------
              (D. Lee Tobler)                          (James R. Wilson)
        Executive Vice President                            Director
               and Director
     (Principal Financial Officer)


                                /s/A. Thomas Young
                         --------------------------------
                                (A. Thomas Young)
                                    Director
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


         /s/Jodie K. Glore                               /s/Douglas E. Olesen
------------------------------------         --------------------------------------------
         (Jodie K. Glore)                                 (Douglas E. Olesen)
             Director                                          Director



         /s/Richard de J. Osborne                        /s/Joseph A. Pichler
------------------------------------         --------------------------------------------
       (Richard de J. Osborne)                            (Joseph A. Pichler)
             Director                                            Director



          /s/Alfred M. Rankin, Jr.
------------------------------------         --------------------------------------------
        (Alfred M. Rankin, Jr.)                             (Robert H. Rau)
              Director                                          Director



         /s/Steven G. Rolls                                    /s/Ian M. Ross
------------------------------------         --------------------------------------------
          (Steven G. Rolls)                                    (Ian M. Ross)
  Vice President and Controller                                     Director
  (Principal Accounting Officer)



         /s/D. Lee Tobler                                  /s/James R. Wilson
------------------------------------         --------------------------------------------
           (D. Lee Tobler)                               (James R. Wilson)
     Executive Vice President                                    Director
            and Director
  (Principal Financial Officer)



                  --------------------------------------------
                               /s/A. Thomas Young
                                (A. Thomas Young)
                                    Director


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